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                                                                 Exhibit 10.32.1

[LOGO] MCI WORLDCOM

              FIRST AMENDMENT TO CARRIER GLOBAL SERVICES AGREEMENT

This is the First Amendment to the Carrier Global Services Agreement (this "Amendment") by and between MCI WORLDCOM Communications, Inc. on behalf of itself and its U.S.-based affiliates and their respective successors (together, "MCI WorldCom") and Universal Access, Inc. ("Customer"), and amends that certain Carrier Global Services Agreement which was signed by Customer on September 24, 1999 and signed by MCI WorldCom on December 14, 1999 (the "CGSA" or "Original Agreement"). Unless otherwise defined herein, capitalized terms used in this Amendment will have the same meanings as set forth in the Original Agreement. Except as otherwise expressly modified or amended herein, all terms and conditions contained in the Original Agreement will remain in full force and effect and will not be altered or changed by this Amendment. The Original Agreement including this Amendment will be referred to as the "Agreement." This Amendment is binding when signed by Customer and subsequently signed by MCI WorldCom and once signed by MCI WorldCom the rates, charges, and discounts set forth herein will be effective the first day of the second (2nd) billing cycle following Customer's signature date (the "First Amendment Effective Date").

1. Amendment. The parties hereby agree that the Original Agreement is amended as follows:

      (a) By deleting Section 3 of Schedule One of the Original Agreement in its entirety and replacing it as follows:

            3.    Minimum Volume Requirements.

                  3.1 Monthly Minimum. During each Monthly Period of the Term following the expiration of the Ramp Period, Customer's Total Usage Charges under this Agreement must equal or exceed Five Hundred Thousand Dollars ($500,000) (the "Monthly Minimum").

                  3.2 Location Specific Subminimums. During each Monthly Period of the Term following the expiration of the Location Specific Ramp Period, Customer must meet the following location specific volume requirements. Each location specific volume requirement shall contribute to Customer's Monthly Minimum. A "Location Specific Ramp Period" for a specific location shall start on the date that MCI Worldcom notifies Customer by email or other written notice that MCI WorldCom has installed, activated and tested telecommunications facilities consisting of fiber optic cables and communications equipment with a capacity equal to or greater than OC-48 at the specific location and shall continue for a period of six (6) months thereafter. Commencing with the First Amendment Effective Date and all times during the Location Specific Ramp Period for each specific location, Customer will receive the rates, discounts, charges and credits set forth herein and will not be subject to any minimum usage requirements.

                        3.2.1 Dallas UTX Subminimum. During each Monthly Period
                              of the Term following the expiration of the Location Specific Ramp Period for the Dallas UTX, Customer's Usage Charges for MCI WorldCom Services provided to customer originating from customer's Universal Transport Exchange, 400 South Akard Street, Dallas, Texas (the "Dallas UTX") must equal or exceed *** (the "Dallas UTX Submission").

                        3.2.2 Los Angeles UTX Subminimum. During each Monthly
                              Period of the Term following the expiration of the Location Specific Ramp Period for the Los Angeles UTX, Customer's Usage Charges for MCI WorldCom Services provided to Customer originating from Customer's Universal transport Exchange, 530 West 6th Street, Los Angeles, California (the "Los Angeles UTX") must equal or exceed *** (the "Los Angeles UTX Subminimum").

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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                        3.2.3 Miami UTX Subminimum. During each Monthly Period
                              of the Term following the expiration of the Location Specific Ramp Period for the Miami UTX, Customer's Usage Charges for MCI WorldCom Services provided to Customer originating from Customer's Universal Transport Exchange, 200 S.E. First Street, Miami, Florida (the "Miami UTX") must equal or exceed *** (the "Miami UTX Subminimum").

                        3.2.4 New York UTX Subminimum. During each Monthly
                              Period of the Term following the expiration of the Location Specific Ramp Period for the New York UTX, Customer's Usage Charges for MCI WorldCom Services provided to Customer originating from Customer's Universal Transport Exchange, 601 West 26th Street, New York, New York (the "New York UTX") must equal or exceed *** (the "New York UTX Subminimum").

                        3.2.5 San Francisco UTX Subminimum. During each Monthly
                              Period of the Term following the expiration of the Location Specific Ramp Period for the San Francisco UTX, Customer's Usage Charges for MCI WorldCom Services provided to Customer originating from Customer's Universal Transport Exchange, 200 Paul Avenue, San Francisco, California (the "San Francisco UTX") must equal or exceed *** (the
                              "San Francisco UTX Subminimum").

      (b) By deleting Section 4 of Schedule One of the Original Agreement in its entirety and replacing it as follows:

            4.    Underutilization.

                  4.1 Monthly Minimum. If, in any Monthly Period of the Term after the expiration of the Ramp Period, Customer's Total Usage Charges are less than the Monthly Minimum, then Customer will pay: (1) all accrued but unpaid Usage Charges and other charges incurred by Customer; and (2) an underutilization charge (which Customer hereby agrees is reasonable) equal to the difference between the Monthly Minimum and Customer's Total Usage Charges during such Monthly Period.

                  4.2 Dallas UTX Subminimum. If, in any Monthly Period of the Term after the expiration of the Location Specific Ramp Period for the Dallas UTX, Customer's Usage Charges for MCI WorldCom Services provided to Customer originating and/or terminating at Customer's Dallas UTX are less than the Dallas UTX Subminimum, then Customer will pay:
                        (1) all accrued but unpaid Usage Charges and other charges incurred by Customer; and (2) an underutilization charge (which Customer hereby agrees is reasonable) equal to the difference between the Dallas UTX Subminimum and Customer's total Usage Charges for Services provided to Customer originating and/or terminating at Customer's Dallas UTX during such Monthly Period.

                  4.3 Los Angeles UTX Subminimum. If, in any Monthly Period of the Term after the expiration of the Location Specific Ramp Period for the Los Angeles UTX, Customer's Usage Charges for MCI WorldCom Services provided to Customer originating and/or terminating at Customer's Los Angeles UTX are less than the Los Angeles UTX Subminimum, then Customer will pay: (1) all accrued but unpaid Usage Charges and other charges incurred by Customer; and (2) an underutilization charge (which Customer hereby agrees is reasonable) equal to the difference between the Los Angeles UTX Subminimum and Customer's total Usage Charges for Services provided to Customer originating and/or terminating at Customer's Los Angeles UTX during such Monthly Period.

                  4.4 Miami UTX Subminimum. If, in any Monthly Period of the Term after the expiration of the Location Specific Ramp Period for the Miami UTX, Customer's Usage Charges for MCI WorldCom Services provided to Customer originating and/or terminating at Customer's Miami UTX are less than the Miami UTX Subminimum, then Customer will pay: (1) all accrued but

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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                        unpaid Usage Charges and other charges incurred by
                        Customer; and (2) an underutilization charge (which Customer hereby agrees is reasonable) equal to the difference between the Miami UTX Subminimum and Customer's total Usage Charges for Services provided to Customer originating and/or terminating at Customer's Miami UTX during such Monthly Period.

                  4.5 New York UTX Subminimum. If, in any Monthly Period of the Term after the expiration of the Location Specific Ramp Period for the New York UTX, Customer's Usage Charges for MCI WorldCom Services provided to Customer originating and/or terminating at Customer's New York UTX are less than the New York UTX Subminimum, then Customer will pay: (1) all accrued but unpaid Usage Charges and other charges incurred by Customer; and (2) an underutilization charge (which Customer hereby agrees is reasonable) equal to the difference between the New York UTX Subminimum and Customer's total Usage Charges for Services provided to Customer originating and/or terminating at Customer's New York UTX during such Monthly Period.

                  4.5 San Francisco UTX Subminimum. If, in any Monthly Period of the Term after the expiration of the Location Specific Ramp Period for the San Francisco UTX, Customer's Usage Charges for MCI WorldCom Services provided to Customer originating and/or terminating at Customer's San Francisco UTX are less than the New York UTX Subminimum, then Customer will pay: (1) all accrued but unpaid Usage Charges and other charges incurred by Customer; and (2) an underutilization charge (which Customer hereby agrees is reasonable) equal to the difference between the San Francisco UTX Subminimum and Customer's total Usage Charges for Services provided to Customer originating and/or terminating at Customer's San Francisco UTX during such Monthly Period.

      (c) By deleting Section 6 of Schedule One of the Original Agreement in its entirety and replacing it as follows:

            6. Termination Liability. If (A) Customer terminates this Agreement during the Term for reasons other than (1) to take service under another arrangement with MCI WorldCom having equal or greater term and volume requirements or (2) for "Cause" (as hereinafter defined), or (B) MCI WorldCom terminates this Agreement for "Cause" or in accordance with
                  Section 7.2(f) or (g) of Schedule Two, Customer will pay: (1) all accrued but unpaid Usage Charges and other charges incurred through the date of such termination; (2) an amount (which Customer hereby agrees is reasonable) equal to the greater of (a) fifty percent (50%) of the aggregate of the Monthly Minimum(s) (and fifty percent (50%) of a pro rata portion thereof for any partial Monthly Period) that would have been applicable for the remaining unexpired portion of the Term on the date of such termination OR (b) one hundred percent (100%) of the aggregate of the Location Specific Subminimum(s) (and one hundred percent (100%) of a pro rata portion thereof for any partial Monthly Period) for the remaining unexpired portion of the Term on the date of such termination; (3) any and all credits received by Customer hereunder (unless otherwise specified), in full, without setoff or deduction, AND (4) the aggregate termination charges payable to any third party suppliers, if any, for which MCI WorldCom is or becomes contractually liable in connection with such termination. As used in this Agreement, "Cause" shall mean a failure to perform a material obligation under this Agreement which failure is not remedied within thirty (30) days of the defaulting party's receipt of written notice thereof, given by the terminating party in accordance with
                  Section 12.7 of Schedule Two of this Agreement.

2. Complete Agreement. The Agreement is the complete agreement of the parties and supersedes all other prior agreements and representations concerning its subject matter.

3. Signature Authorization. The parties have duly executed and agreed to be bound by this Amendment evidenced by the signatures of their authorized representatives below. Each party represents and warrants to the other that the signatory identified beneath its name below has full authority to execute this Amendment on its behalf.


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One this Amendment has been fully executed, any further amendments to this
Agreement must be in writing and signed by both parties. Customer must sign and return this Amendment to MCI WorldCom no later than March 31, 2000, and failure to do so may result in the non-acceptance of this Amendment by MCI WorldCom.

Accepted and agreed:

MCI WORLDCOM Communications, Inc.          Universal Access, Inc.

By     : /s/ Frank Grillo / Bu             By     : /s/ Robert J. Pommer
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Name   : Frank Grillo                      Name   : Robert J. Pommer
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Title  : Vice President, Marketing         Title  : CTO
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Date   : 5-8-00                            Date   : 5/1/00
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